SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 13, 2009 (January 9, 2009)

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NATIONAL LAMPOON, INC.
(Exact name of registrant as specified in Charter)

Delaware	0-15284	95-4053296
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

8228 Sunset Boulevard Los Angeles, California 90046 (Address of Principal Executive Offices)

310-474-5252
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 3.01     Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 9, 2009 our board of directors decided to voluntarily delist our common stock, par value $0.0001 per share, from NYSE Alternext US LLC (the “Exchange”).  This decision was based on the determination that it is unlikely that we will be able to comply with the Exchange’s listing requirements as they relate to our financial condition and operating results and the market value of our common stock.  It is our intention to have our common stock quoted on the Over-the-Counter Bulletin Board once the delisting of our common stock from the Exchange has been completed, although it has not yet arranged to do so.

Item 9.01     Financial Statements and Exhibits.

Exhibit 99	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 13, 2009

NATIONAL LAMPOON, INC.

	By:	/s/ Timothy S. Durham
Timothy S. Durham, Chief Executive Officer